UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2023

Kimco Realty Corporation
 (Exact name of registrant as specified in charter)

Maryland
 (State or Other Jurisdiction of Incorporation)

1-10899	13-2744380
(Commission File Number)	(IRS Employer Identification No.)

500 N. Broadway
Suite 201
Jericho, New York  11753
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Kimco Realty Corporation, a Maryland corporation (the “Company”) is filing this Current Report on Form 8-K to provide certain pro forma financial information for the year ended December 31, 2021 required to be incorporated by reference into the Registration Statement on Form S-3 and post-effective amendments to certain currently effective Registration Statements on Form S-8 (collectively, the “Registration Statements”) to be filed on or about the date of this report. Our planned filing of the Registration Statements requires us to update our previously filed pro forma financial information that gives effect to our previously announced acquisition of Weingarten Realty Investors, a Texas real estate investment trust (the “WRI Merger”), in order to show the effects of the WRI Merger for the year ended December 31, 2021. The WRI Merger is outlined in Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined statements of operations for the year ended December 31, 2021, after giving effect to the WRI Merger and adjustments described in such pro forma financial statements, are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021, giving effect to the acquisition of Weingarten Realty Investors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2023	KIMCO REALTY CORPORATION
/s/ Glenn G. Cohen
Glenn G. Cohen
Executive Vice President, Chief Financial Officer and Treasurer